SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 14, 2005

HSBC Auto Receivables Corporation

(Exact name of registrant as specified in its charter)

United States	333-100512	36-4220459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o HSBC Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois		60070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 564-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In connection with the offering of HSBC Automotive Trust 2005-1 Asset-Backed Notes, a certain “Structural Term Sheet” within the meaning assigned to such term in the February 13, 1995 letter of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the Securities and Exchange Commission staff’s response thereto, were made publicly available on February 17, 1995) was furnished to certain prospective investors (the “Related Structural Term Sheet”).

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibit 99.1.  Related Structural Term Sheet (as defined in Item 8.01 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTO RECEIVABLES CORPORATION

	By:	/s/ Steven H. Smith
		Name:	Steven H. Smith
		Title:	Vice President and Assistant Treasurer

Dated: June 16, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Related Structural Term Sheet (as defined in Item 8.01 above) distributed by HSBC Securities (USA) Inc., Banc of America Securities LLC, Barclays Capital Inc. and Credit Suisse First Boston LLC.